Exhibit 10.1

Execution Version

FIFTH AMENDMENT

TO

CREDIT AGREEMENT

AMONG

REX ENERGY CORPORATION,

as Borrower,

KEYBANK NATIONAL ASSOCIATION,

as Administrative Agent,

ROYAL BANK OF CANADA,

As Syndication Agent,

KEYBANK NATIONAL ASSOCIATION AND

ROYAL BANK OF CANADA,

as Joint Arrangers,

and

The Lenders Signatory Hereto

Effective as of August 30, 2010

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”) executed effective as of August 30, 2010 (the “Fifth Amendment Effective Date”) is among REX ENERGY CORPORATION, a corporation formed under the laws of the State of Delaware (the “Borrower”); KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), and the Lenders signatory hereto.

Recitals

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of September 28, 2007, as amended by that certain First Amendment dated as of April 14, 2008, as amended by that certain Second Amendment dated as of December 23, 2008, as amended by that certain Third Amendment dated as of April 20, 2009 and as amended by the certain Fourth Amendment dated December 18, 2009 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested a waiver of, and the Administrative Agent and the Lenders have agreed to waive, Section 9.12 with regard to the proposed sale (the “Summit Sale”) of certain of the Borrower’s Oil and Gas Properties to Summit Discovery Resources, LLC (“Summit”) pursuant to the terms and conditions of that certain Participation and Exploration Agreement (the “Summit Agreement”) dated as of August 30, 2010, by and between Summit, Sumitomo Corporation, Rex Energy I, LLC (“Rex I”), R.E. Gas Development (“Rex Development”), LLC, Rex Energy Operating Corp. (“Rex Operating”) and the Borrower, it being understood that each of Rex I, Rex development and Rex Operating are direct or indirect wholly owned Subsidiaries of the Borrower.

C. The Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this Fifth Amendment refer to the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02. Section 1.02 is hereby amended by restating the following definitions in the appropriate alphabetical order:

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid

Borrowing Base Utilization Percentage	<33.0%	≥33.0 <66.0	% %	≥66.0 <90.0	% %	≥90.0%
Eurodollar Loans	2.000%	2.250%		2.500%		2.750%
ABR Loans	0.750%	1.000%		1.250%		1.500%
Commitment Fee Rate	0.500%	0.500%		0.500%		0.500%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change, provided, however, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a) then the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level until the day that such Reserve Report is delivered to the Administrative Agent, and as of such delivery date and until the effective date of the next change in the Applicable Margin, the Applicable Margin shall be based on the Borrowing Base reflected by such Reserve Report.

‘Maturity Date’ means September 28, 2013.”

Section 3. Borrowing Base. For the period from and including the Fifth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $135,000,000; provided however, upon the execution of the Summit Agreement by the parties thereto, the amount of the Borrowing Base shall be equal to $125,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13 or Section 9.12 of the Credit Agreement.

Section 4. Assignments, New Lenders and Reallocation of Commitments and Loans. The Lenders have agreed among themselves, in consultation with the Borrower, to reallocate their respective Maximum Credit Amounts and Commitments and to, among other things, allow (a) Bank of Montreal, Union Bank, N.A. and Wells Fargo Bank, National Association to become a party to the Credit Agreement as a Lender, (the “New Lenders”) by acquiring an interest in the total Maximum Credit Amounts and Commitments and (b) Allied Irish Bank to withdraw as a Lender (the “Exiting Lender”). The Administrative Agent and the Borrower hereby consent to such reallocation and the New Lender’s acquisition of an interest in the Maximum Credit Amounts and Commitments and the Exiting Lender’s and the other Lenders’ assignments of their Commitments. On the Fifth Amendment Effective Date and after giving effect to such reallocations, the Maximum Credit Amounts and Commitment of each Lender shall be as set forth on Annex I of this Fifth Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement. With respect to such reallocation, the New Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit E to the Credit Agreement as if the New Lender and the other Lenders had executed an Assignment and Assumption Agreement with respect to such allocation.

Section 5 Limited Waiver. In reliance on the representations and warranties set forth in Section 7 below and subject to the satisfaction of the conditions set forth in Section 6 below, the Administrative Agent and the Lenders hereby waive:

(a) the provisions of Section 9.12 with regard to the sale by the Borrower of certain Oil and Gas Properties pursuant to the Summit Agreement, and

(b) the requirement that the Borrower grant (from its available unencumbered Property), within thirty (30) days of delivery of the certificate required under Section 8.12(c), to the Administrative Agent as security for the Indebtedness a first-priority Lien interest (provided that Excepted Liens of the type described in clauses (a) to (d) and (f) of the definition thereof may exist, but subject to the provisos at the end of such definition) on additional Oil and Gas Properties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent at least 80% of such total value with regard to the Reserve Report dated July 1, 2010, provided that the Borrower grant such first-priority Lien interest on or before September 30, 2010.

Section 6. Conditions Precedent. The effectiveness of this Fifth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 6, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

6.1 Fifth Amendment. The Administrative Agent shall have received multiple counterparts as requested of this Fifth Amendment from the Borrower and each Lender.

6.2 Mortgage Amendment. The Administrative Agent shall have received multiple counterparts of the amendment to the Security Instruments covering the Mortgaged Property.

6.3 Payment of Outstanding Invoices. Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the fees of Vinson & Elkins L.L.P.).

6.4 No Default. No Default or Event of Default shall have occurred and be continuing as of the Fifth Amendment Effective Date.

Section 7. Representations and Warranties; Etc. The Borrower hereby affirms: (a) that as of the date of execution and delivery of this Fifth Amendment, all of the representations and warranties contained in each Loan Document to which the Borrower is a party are true and correct in all material respects as though made on and as of the Fifth Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Fifth Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 8. Miscellaneous.

8.1 Confirmation. The provisions of the Credit Agreement (as amended by this Fifth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fifth Amendment.

8.2 Ratification and Affirmation of the Borrower. The Borrower hereby expressly (a) acknowledges the terms of this Fifth Amendment, (b) ratifies and affirms its obligations under the Credit Agreement and the other Security Instruments to which it is a party, and (c) acknowledges, renews and extends its continued liability under the Credit Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

8.3 Counterparts. This Fifth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.4 Limited Waiver. Neither the execution by the Administrative Agent or the Lenders of this Fifth Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist, or which may occur in the future under the Credit Agreement and/or the other Loan Documents, or any future defaults of the same provision waived hereunder (collectively “Other Violations”). Similarly, nothing contained in this Fifth Amendment shall directly or indirectly in any way whatsoever either: (a) impair, prejudice or otherwise adversely affect the Administrative Agent’s or the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Other Violations, (b) amend or alter any provision of the Credit Agreement (except as specifically amended herein), the other Loan Documents, or any other contract or instrument, or (c) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Nothing in this Fifth Amendment shall be construed to be a consent by the Administrative Agent or the Lenders to any Other Violations.

8.5 No Oral Agreement. THIS WRITTEN FIFTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

8.6 Governing Law. THIS FIFTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

8.7 Release of Lenders. IN CONSIDERATION OF THIS FIFTH AMENDMENT AND, SUBJECT TO THE CONDITIONS STATED HEREIN, THE BORROWER HEREBY RELEASES, ACQUITS, FOREVER DISCHARGES, AND COVENANTS NOT TO SUE, THE ADMINISTRATIVE AGENT AND EACH OF THE LENDERS, ALONG WITH ALL OF THEIR BENEFICIARIES, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SERVANTS, ATTORNEYS AND

REPRESENTATIVES, AS WELL AS THEIR RESPECTIVE HEIRS, EXECUTORS, LEGAL REPRESENTATIVES, ADMINISTRATORS, PREDECESSORS IN INTEREST, SUCCESSORS AND ASSIGNS (EACH INDIVIDUALLY, A “RELEASED PARTY” AND COLLECTIVELY, THE “RELEASED PARTIES”) FROM ANY AND ALL CLAIMS, DEMANDS, DEBTS, LIABILITIES, SUITS, OFFSETS AGAINST THE INDEBTEDNESS EVIDENCED BY THE LOAN DOCUMENTS AND ACTIONS, CAUSES OF ACTION OR CLAIMS FOR RELIEF OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED BY BORROWER OR ANY OBLIGOR, WHICH BORROWER, ANY OBLIGOR, OR ANY SUBSIDIARY MAY HAVE OR WHICH MAY HEREAFTER ACCRUE RELATED TO ANY ACTIONS OR FACTS OCCURRING PRIOR TO THE FIFTH AMENDMENT EFFECTIVE DATE AGAINST ANY RELEASED PARTY, FOR OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER OCCURRING ON OR PRIOR TO THE FIFTH AMENDMENT EFFECTIVE DATE, WHICH RELATE TO, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY THE CREDIT AGREEMENT, ANY HEDGING AGREEMENT, ANY NOTE, ANY SECURITY INSTRUMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS EVIDENCED THEREBY, INCLUDING, WITHOUT LIMITATION, ANY DISBURSEMENTS UNDER THE CREDIT AGREEMENT, ANY HEDGING AGREEMENT, ANY NOTES, THE NEGOTIATION OF ANY OF THE CREDIT AGREEMENT, THE SWAP AGREEMENTS, THE NOTES, OR THE OTHER LOAN DOCUMENTS, THE TERMS THEREOF, OR THE APPROVAL, ADMINISTRATION, ENFORCEMENT OR SERVICING THEREOF.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed effective as of the Fifth Amendment Effective Date.

BORROWER:	REX ENERGY CORPORATION

	By:	/s/ Curt Walker
	Name:	Curt Walker
	Title:	Vice President, Accounting

ADMINISTRATIVE AGENT:	KEYBANK NATIONAL ASSOCIATION, as Administrative Agent and Lender

	By:	/s/ Todd Coker
	Name:	Todd Coker
	Title:	Vice President

Fifth Amendment

Signature Page - 1

LENDERS:	ROYAL BANK OF CANADA

	By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

Fifth Amendment

Signature Page - 2

M&T BANK

By:	/s/ David Ladori
Name:	David Ladori
Title:	Vice President

Fifth Amendment

Signature Page - 3

CAPITAL ONE, N.A.

By:	/s/ Peter Shen
Name:	Peter Shen
Title:	Vice President

Fifth Amendment

Signature Page - 4

BANK OF MONTREAL

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

Fifth Amendment

Signature Page - 5

UNION BANK, N.A.

By:	/s/ Douglas Gale
Name:	Douglas Gale
Title:	Vice President

Fifth Amendment

Signature Page - 6

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Suzanne Ridenhour
Name:	Suzanne Ridenhour
Title:	Vice President

Fifth Amendment

Signature Page - 7

The Exiting Bank is executing in the space provided below for the purpose of Section 5 of this Fifth Amendment only.

ALLIED IRISH BANK

By:	/s/ David O’Driscoll
Name:	David O’Driscoll
Title:	Assistant Vice President

By:	/s/ Vaughn Buck
Name:	Vaughn Buck
Title:	Director

Fifth Amendment

Signature Page - 8

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Maximum Credit Amount
KeyBank National Association	$55,500,000
Royal Bank of Canada	$55,500,000
M&T Bank	$40,500,000
Capital One, N.A.	$40,500,000
Bank of Montreal	$36,000,000
Union Bank, N.A.	$36,000,000
Wells Fargo Bank, National Association	$36,000,000

TOTAL	$300,000,000

Annex I